Exhibit 24

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS:

                  THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

                  WHEREAS, the undersigned is an officer and a director of the Corporation;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James D. Ellis, Randall L.
Stephenson, John J. Stephens, Michael J. Viola, or any one of them, all of the City of San Antonio and State of
Texas, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the
Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January
2004.

/s/ Edward E. Whitacre, Jr.
---------------------------
Edward E. Whitacre, Jr.
Chairman of the Board, Director
and Chief Executive Officer

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS:

                  THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

                  WHEREAS, the undersigned is an officer of the Corporation;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, John J. Stephens, Michael J. Viola, or any one of them, all of the City of San Antonio and State of
Texas, his attorneys for him and in his name, place and stead, and in his office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January
2004.

/s/ Randall L. Stephenson
-------------------------
Randall L. Stephenson
Senior Executive Vice President and
Chief Financial Officer

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS:

                  THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

                  WHEREAS, the undersigned is a director of the Corporation;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Randall L. Stephenson, John J. Stephens, Michael J. Viola, or any one of them, all of the City of San
Antonio and State of Texas, the attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January
2004.

/s/ Gilbert F. Amelio
---------------------
Gilbert F. Amelio
Director

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS:

                  THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

                  WHEREAS, the undersigned is a director of the Corporation;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Randall L. Stephenson, John J. Stephens, Michael J. Viola, or any one of them, all of the City of San
Antonio and State of Texas, the attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January
2004.

/s/ Clarence C. Barksdale
-------------------------
Clarence C. Barksdale
Director

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS:

                  THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

                  WHEREAS, the undersigned is a director of the Corporation;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Randall L. Stephenson, John J. Stephens, Michael J. Viola, or any one of them, all of the City of San
Antonio and State of Texas, the attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January
2004.

/s/ James E. Barnes
-------------------
James E. Barnes
Director

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS:

                  THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

                  WHEREAS, the undersigned is a director of the Corporation;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Randall L. Stephenson, John J. Stephens, Michael J. Viola, or any one of them, all of the City of San
Antonio and State of Texas, the attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January
2004.

/s/ August A. Busch III
-----------------------
August A. Busch III
Director

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS:

                  THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

                  WHEREAS, the undersigned is a director of the Corporation;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Randall L. Stephenson, John J. Stephens, Michael J. Viola, or any one of them, all of the City of San
Antonio and State of Texas, the attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January
2004.

/s/ William P. Clark
--------------------
William P. Clark
Director

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS:

                  THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

                  WHEREAS, the undersigned is a director of the Corporation;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Randall L. Stephenson, John J. Stephens, Michael J. Viola, or any one of them, all of the City of San
Antonio and State of Texas, the attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January
2004.

/s/ Martin K. Eby, Jr.
----------------------
Martin K. Eby, Jr.
Director

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS:

                  THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

                  WHEREAS, the undersigned is a director of the Corporation;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Randall L. Stephenson, John J. Stephens, Michael J. Viola, or any one of them, all of the City of San
Antonio and State of Texas, the attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January
2004.

/s/ Herman E. Gallegos
---------------------
Herman E. Gallegos
Director

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS:

                  THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

                  WHEREAS, the undersigned is a director of the Corporation;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Randall L. Stephenson, John J. Stephens, Michael J. Viola, or any one of them, all of the City of San
Antonio and State of Texas, the attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January
2004.

/s/ Jess T. Hay
---------------
Jess T. Hay
Director

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS:

                  THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

                  WHEREAS, the undersigned is a director of the Corporation;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Randall L. Stephenson, John J. Stephens, Michael J. Viola, or any one of them, all of the City of San
Antonio and State of Texas, the attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January
2004.

/s/ James A. Henderson
----------------------
James A. Henderson
Director

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS:

                  THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

                  WHEREAS, the undersigned is a director of the Corporation;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Randall L. Stephenson, John J. Stephens, Michael J. Viola, or any one of them, all of the City of San
Antonio and State of Texas, the attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January
2004.

/s/ Carlos Slim Helú
--------------------
Carlos Slim Helú
Director

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS:

                  THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

                  WHEREAS, the undersigned is a director of the Corporation;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Randall L. Stephenson, John J. Stephens, Michael J. Viola, or any one of them, all of the City of San
Antonio and State of Texas, the attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January
2004.

/s/ Bobby R. Inman
------------------
Bobby R. Inman
Director

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS:

                  THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

                  WHEREAS, the undersigned is a director of the Corporation;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Randall L. Stephenson, John J. Stephens, Michael J. Viola, or any one of them, all of the City of San
Antonio and State of Texas, the attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January
2004.

/s/ Charles F. Knight
---------------------
Charles F. Knight
Director

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS:

                  THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

                  WHEREAS, the undersigned is a director of the Corporation;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Randall L. Stephenson, John J. Stephens, Michael J. Viola, or any one of them, all of the City of San
Antonio and State of Texas, the attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January
2004.

/s/ Lynn M. Martin
------------------
Lynn M. Martin
Director

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS:

                  THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

                  WHEREAS, the undersigned is a director of the Corporation;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Randall L. Stephenson, John J. Stephens, Michael J. Viola, or any one of them, all of the City of San
Antonio and State of Texas, the attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January
2004.

/s/ John B. McCoy
-----------------
John B. McCoy
Director

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS:

                  THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

                  WHEREAS, the undersigned is a director of the Corporation;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Randall L. Stephenson, John J. Stephens, Michael J. Viola, or any one of them, all of the City of San
Antonio and State of Texas, the attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January
2004.

/s/ Mary S. Metz
----------------
Mary S. Metz
Director

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS:

                  THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

                  WHEREAS, the undersigned is a director of the Corporation;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Randall L. Stephenson, John J. Stephens, Michael J. Viola, or any one of them, all of the City of San
Antonio and State of Texas, the attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January
2004.

/s/ Toni Rembe
--------------
Toni Rembe
Director

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS:

                  THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

                  WHEREAS, the undersigned is a director of the Corporation;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Randall L. Stephenson, John J. Stephens, Michael J. Viola, or any one of them, all of the City of San
Antonio and State of Texas, the attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January
2004.

/s/ S. Donley Ritchey
---------------------
S. Donley Ritchey
Director

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS:

                  THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

                  WHEREAS, the undersigned is a director of the Corporation;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Randall L. Stephenson, John J. Stephens, Michael J. Viola, or any one of them, all of the City of San
Antonio and State of Texas, the attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January
2004.

/s/ Joyce M. Roché
------------------
Joyce M. Roché
Director

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS:

                  THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

                  WHEREAS, the undersigned is a director of the Corporation;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Randall L. Stephenson, John J. Stephens, Michael J. Viola, or any one of them, all of the City of San
Antonio and State of Texas, the attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January
2004.

/s/ Laura D'Andrea Tyson
------------------------
Laura D'Andrea Tyson
Director

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS:

                  THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the
"Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the
Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

                  WHEREAS, the undersigned is a director of the Corporation;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James
D. Ellis, Randall L. Stephenson, John J. Stephens, Michael J. Viola, or any one of them, all of the City of San
Antonio and State of Texas, the attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January
2004.

/s/ Patricia P. Upton
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Patricia P. Upton
Director